SPDR® SERIES TRUST

SPDR S&P® Dividend ETF

Supplement Dated July 16, 2012

to the

Prospectus Dated October 31, 2011 as supplemented

and to the

Statement of Additional Information (“SAI”) Dated October 31, 2011 as supplemented

Effective July 20, 2012, the index description for SPDR S&P Dividend ETF that appears as the third paragraph in the ETF’s prospectus section titled “THE FUND’S INVESTMENT STRATEGY” on page 63 will change to the paragraph immediately below. This new paragraph reflects certain changes to the methodology of the S&P High Yield Dividend Aristocrats Index effective after the close of business on July 20, 2012.

The Index is designed to measure the performance of the highest dividend yielding S&P Composite 1500® Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 consecutive years. Stocks included in the Index have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented, and must meet minimum float-adjusted market capitalization and liquidity requirements. Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. The Index components are reviewed annually in January for continued inclusion in the Index and re-weighted quarterly in April, July and October. A component stock may be removed from the Index if, among other factors, 1) during the January rebalancing, dividends did not increase from the previous year, or 2) at any time during the year, a company is removed from the S&P Composite 1500 Index. As of September 30, 2011, the Index was comprised of 60 stocks.

Effective July 20, 2012, the section of the SAI titled “Additional Information with respect to the S&P High Yield Dividend Aristocrats Index” on page 4 will change to the text immediately below. This new disclosure reflects certain changes to the methodology of the S&P High Yield Dividend Aristocrats Index effective after the close of business on July 20, 2012.

Additional Information with respect to the S&P High Yield Dividend Aristocrats Index

The S&P High Yield Dividend Aristocrats Index (“Dividend Index”) is weighted by indicated annual dividend yield. To prevent the index from being concentrated in only a few names, the methodology incorporates limits so that no individual stock represents more than 4% of the index weight. The stock must also have a minimum float market capitalization of $2 billion and have a 3-month average daily value traded above $5 million.

Index Construction

To qualify for inclusion, a company must first be considered a “Dividend Aristocrat” by satisfying the criteria below:

•	Universe. A company must be a constituent of the S&P Composite 1500 Index.
•	Dividends. A company must have increased dividends every year for at least 20 years. Both regular and special dividend payments are considered. A dividend initiation or re-initiation does not count as a dividend increase. Calendar years and ex-dates are used for the dividend analysis, with the data being reviewed every January.

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Index Rebalancing

Major rebalancings are made once a year in January, coinciding with annual review of the Dividend Aristocrat qualifying universe. For minor rebalancing, adjustments to the index occur in April, July and October. The rebalancing effective date is after the close of the third Friday of the rebalancing month.

Index Maintenance

Dividend Index constituents may be deleted from the index for the following reasons:

•	During the January rebalancing, if the company’s calendar year dividends did not increase from the previous calendar year.
•	During the January rebalancing, if the company no longer has a float-adjusted market capitalization of at least $1.5 billion as of the rebalancing reference date.
•	During the January rebalancing, if the company no longer has an average daily value traded of at least $4 million for the three-months prior to the rebalancing reference date.
•	Between rebalancings, if the stock is removed from the S&P Composite 1500.

The Dividend Index is maintained by the Standard & Poor’s U.S. Index Committee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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